UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2019

PRESIDIO PROPERTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53673	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1282 Pacific Oaks Place

Escondido, California 92029

(Address of Principal Executive Offices, Including Zip Code)

____________________

(760) 471-8536

(Registrant’s Telephone Number, Including Area Code)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

Effective January 7, 2019, Presidio Property Trust, Inc. (“Company”) appointed Ms. Quyen T. Dao-Haddock, age 43, to serve as its Chief Accounting Officer.  Ms. Dao-Haddock will report to Mr. Adam Sragovicz, the Company’s Chief Financial Officer.  In her position, Ms. Dao-Haddock will succeed Mr. Sragovicz as the Company’s principal accounting officer and be responsible for Sarbanes-Oxley compliance in addition to the preparation and certification of the Company’s financial reporting.

Prior to joining the Company, Ms. Dao-Haddock served as Corporate Controller for American Assets Trust, Inc. (NYSE:  AAT), a publicly traded REIT, from 2011 to 2018, and Controller for Pacific Corporate Group Holdings, LLC, a private equity firm, from 2006 to 2010.  Prior to these roles involving accounting, finance, and financial reporting, Ms. Dao-Haddock spent seven years at KPMG LLP, most recently having served as an Audit Manager.  She holds a Bachelor of Science degree in Business Administration, Accounting from San Diego State University and is licensed as a Certified Public Accountant in California.

Ms. Dao-Haddock’s annual base salary will be $165,000, and she will be eligible for benefits customarily available to the Company’s employees, including an award of restricted stock under the Company’s 2017 Incentive Award Plan.

There are no arrangements or understandings between Ms. Dao-Haddock and any other person pursuant to which she was appointed to serve as an officer of the Company.  There are also no family relationships between Ms. Dao-Haddock and any director or executive officer of the Company, and Ms. Dao-Haddock does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2019	PRESIDIO PROPERTY TRUST, INC.
By:/s/ Ann T. Nguyen
Ann T. Nguyen
General Counsel & Secretary